UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

BLUE HILLS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36551	46-5429062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 River Ridge Drive, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 361-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.02     Results of Operations and Financial Condition

On October 24, 2018, Blue Hills Bancorp, Inc. (the “Company”), the holding company for Blue Hills Bank, issued a press release announcing its financial results for the quarter ended September 30, 2018. The Company’s press release is included as Exhibit 99.1 to this report. The information included in Exhibit 99.1 to this report is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01     Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release dated October 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE HILLS BANCORP, INC.
DATE: October 24, 2018	By:	/s/ William M. Parent
William M. Parent
President and Chief Executive Officer